CREDIT AGREEMENT

                            Dated as of June 16, 1997


                   This Credit Agreement (this "Agreement") is made and entered into by and among BT OFFICE PRODUCTS INTERNATIONAL, INC., a Delaware corporation ("BTOPI"), the European Subsidiaries from time to time party hereto, and KNP BT EUROPCENTER N.V., a Belgian joint stock company having its registered office at Bodemstraat 11, Wellen, Belgium ("Europcenter") (with certain terms used and not otherwise defined herein being defined in Section 8 hereof).


                              W I T N E S S E T H:


                  WHEREAS, BTOPI and KNP BT Antilliana N.V., a Netherlands Antilles joint stock company ("Antilliana"), entered into a Credit Agreement dated as of June 15, 1995, pursuant to which Antilliana agreed to make loans, or to cause Europcenter to make loans, to BTOPI and its subsidiaries in accordance with the terms thereof in an aggregate principal amount not in excess of $200,000,000; and

                  WHEREAS,   pursuant  to  the  terms  of  an   Assignment   and
Modification Agreement dated June 26, 1996, KNP BT Finance (USA), Inc., a Delaware corporation ("KNP BT Finance"), subsequently became a party to such credit agreement (as so modified, the "Existing Credit Agreement") for the purpose of making loans to BTOPI and its U.S. subsidiaries in an aggregate principal amount not in excess of $155,000,000, with Antilliana continuing to be committed to make, or to cause Europcenter to make, loans to BTOPI's European subsidiaries in an aggregate principal amount not in excess of $45,000,000; and

                  WHEREAS, effective August 7, 1996, KNP BT Finance's commitment under the Existing Credit Agreement was reduced to $15,000,000 and Antilliana's commitment thereunder was reduced to $35,000,000; and

                  WHEREAS, as of the date hereof, no loans are outstanding to KNP BT Finance or Antilliana under the Existing Credit Agreement and loans are outstanding to Europcenter under the Existing Credit Agreement in the respective principal amounts and currencies and from the respective European Subsidiaries as borrowers as are indicated on Exhibit A attached hereto (the "Existing Loans"); and

                  WHEREAS, as of the date hereof, certain European Subsidiaries as indicated on Exhibit B attached hereto have invested positive balances in cash management accounts with Europcenter's designated sweep account (the "Existing Positive Balances"); and

                  WHEREAS, KNP BT Finance and Antilliana wish to terminate all of their rights and obligations under the Existing Credit Agreement and BTOPI and Europcenter wish to enter into this new Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Termination of Existing Credit Agreement. This Agreement shall be effective from and after the date hereof and the Existing Credit Agreement is hereby terminated and of no further force or effect. The Existing Loans are hereby converted into Loans (as defined in Section 2 hereof) under this Agreement from Europcenter to the respective European Subsidiaries as indicated on Exhibit A attached hereto without any further action being required. The Existing Positive Balances are hereby converted into Loans under this Agreement from the respective European Subsidiaries as indicated on Exhibit B attached hereto to Europcenter without any further action being required. By executing the Acknowledgement on the signature page hereto, each of Antilliana and KNP BT Finance acknowledges the termination of the Existing Credit Agreement and that no amount is owed to such entity under the Existing Credit Agreement.

                  2. Cash Management Accounts; Commitments to Make Loans. (a) Each of the European Subsidiaries and Europcenter shall establish an account or accounts (each, a "Designated Account") at such bank or banks in European countries as all of the parties shall agree (each, a "Sweep Bank," and, collectively, the "Sweep Banks"). Each party shall give its Sweep Bank instructions that, for value at the close of each Business Day, and subject to the terms and conditions of this Agreement, (i) any net overdraft in the Designated Account(s) of any such party other than Europcenter shall be covered by a transfer from the Designated Account of Europcenter at its Sweep Bank to the Designated Account of the party with the overdraft at its Sweep Bank and
(ii) any net positive balance in the Designated Account(s) of such party other than Europcenter shall be transferred to the Designated Account of Europcenter, in the case of either clause (i) or (ii), up to the limits as set forth in
Section 2(b) hereof.

(b) Any transfer pursuant to Section 2(a) hereof from Europcenter to any European Subsidiary shall constitute a loan from Europcenter to such party, and any transfer pursuant to Section 2(a) hereof from any European Subsidiary to Europcenter shall constitute a loan from such party to Europcenter (collectively, the "Loans"). Europcenter shall be obligated to make such Loans hereunder from time to time during the period from the date hereof through the Maturity Date in an aggregate unpaid principal amount (or Netherlands Guilder Equivalent thereof) up to the Europcenter Commitment at the time of the making of any Loan, with the commitment amount to each individual European Subsidiary comprising part of the Europcenter Commitment being agreed to from time to time among the parties hereto. The European Subsidiaries shall be obligated to make such Loans hereunder in an aggregate unpaid principal amount (or Netherlands Guilder Equivalent thereof) up to the European Subsidiaries Commitment at the time of the making of any Loan, with the commitment amount to Europcenter from each individual European Subsidiary comprising part of the European Subsidiaries Commitment being agreed to from time to time among the parties hereto. Loans may, at the option of the borrower, be disbursed in German Marks, British Pounds, Netherlands Guilders, Swedish Kronor or in any other currency acceptable to the lender (the currency in which any Loan is disbursed hereunder being hereinafter referred to as the "Relevant Currency").

                  3. Interest. Each Loan shall bear interest on the outstanding principal amount thereof until due at a rate per annum equal to, (i) in the case of a Loan from Europcenter to a European Subsidiary, the Overdraft Rate as in effect from time to time plus the applicable Margin, and (ii) in the case of a Loan from a European Subsidiary to Europcenter, the Overdraft Rate as in effect from time to time minus the applicable Margin. Interest shall be payable in the Relevant Currency on each Interest Payment Date and when such Loan shall be due (whether at maturity, by reason of prepayment or acceleration or otherwise), but only to the extent then accrued on the amount then so due.

                  4. Repayment. The Loans shall mature and become due and payable, and shall be repaid by the respective borrower, in full on the Maturity Date. Each Loan shall be repaid in the Relevant Currency.

                  5. Commitment Fee; Reduction of Commitments. BTOPI shall pay to Europcenter a commitment fee (the "Commitment Fee") at a rate per annum equal to the Commitment Fee Percentage from time to time in effect on the daily unused amount of the Europcenter Commitment for each day from the date hereof through the Maturity Date, payable quarterly in arrears on each March 31, June 30, September 30 and December 31 (with the first payment being due on December 31, 1997 for the period from the date hereof through December 31, 1997), on the Maturity Date and on the date of any reduction of the Europcenter Commitment (to the extent accrued and unpaid on the amount of the reduction). BTOPI may reduce the Europcenter Commitment by giving Europcenter five Business Days' notice (which shall be irrevocable) thereof, except that no partial reduction of the Europcenter Commitment shall be in an amount less than NLG 5,000,000. Europcenter may reduce the European Subsidiaries Commitment by giving BTOPI five Business Days' notice (which shall be irrevocable) thereof, except that no partial reduction of the European Subsidiaries Commitment shall be in an amount less than NLG 5,000,000.

                  6. Termination. (a) This Agreement shall terminate prior to the Maturity Date as to any party upon the first to occur of the following:

                    (i) any  payment of  interest  due from such party  pursuant hereto shall not be made when and as due and in accordance with the terms of this Agreement and such failure shall continue for 14 days;

                   (ii) (A) such party shall fail to pay, in accordance with its terms and when due and payable, any of the principal of or interest on any of its indebtedness (other than amounts due hereunder) or (B) the maturity of any such indebtedness shall, in whole or in part, have been accelerated, or any such indebtedness shall, in whole or in part, have been required to be prepaid prior to the stated maturity thereof, in accordance with the provisions governing such indebtedness, and in the case of each of (A) and (B) such event shall not be cured within 14 days;

                  (iii) (A) such party shall commence any case, proceeding or action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such party shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against such party any case, proceeding or action of a nature referred to in clause (A) above which (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 30 days; or (C) there shall be commenced against such party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (D) such party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) such party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

                   (iv) N.V.  Koninklijke KNP BT shall at any time,  directly or indirectly, fail to own, beneficially, more than 50% of the issued and outstanding share capital of BTOPI, in which case this Agreement shall terminate as to all parties;

                    (v) BTOPI shall (A) cease to be a validly existing corporation or (B) sell, lease, assign, transfer or otherwise dispose of all or substantially all of its business and assets to any Person (other than any European Subsidiary), in which case this Agreement shall terminate as to all parties; or

                   (vi)  the mutual written consent of the parties hereto.

                 (b) Upon any such termination as to any party, the principal of and interest on any Loans outstanding to such party hereunder shall become due and payable to the lender thereof and the Europcenter Commitment or European Subsidiaries Commitment, as the case may be, to make Loans to such party shall terminate as to such party.

                  7. Miscellaneous. (a) Except as otherwise expressly provided, all notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered in writing (which shall include telecopy transmissions) at the respective addresses and telecopier numbers and to the attention of the individuals or departments listed on the signature pages of this Agreement or at such other address or telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify. Notices, communications and materials shall be deemed given or delivered when delivered or received at the appropriate address or telecopy number to the attention of the appropriate individual or department.

                  (b) Any term, covenant, agreement or condition of this Agreement may be amended, and any right under this Agreement may be waived, if such amendment or waiver is in writing and, in the case of an amendment, is signed by all of the parties hereto and, in the case of a waiver, is signed by the waiving party. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) None of the parties hereto may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties.

                  (d) This Agreement shall be construed in accordance with and governed by the laws of Belgium (without giving effect to its choice of law principles).

                  (e) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be
ineffective to the extent of such  prohibition  or  unenforceability   without
invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, each of the parties hereto hereby waives any provision of applicable law that renders any provision of this Agreement prohibited or unenforceable in any respect.

                  (f) This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto wereupon the same instrument.

                  (g) This Agreement embodies the entire agreement of the parties relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

                  (h) All of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                   8. Defined Terms. For the purposes of this Agreement, the following terms shall have the following meanings:

                  "Business Day" means any day other than a Saturday, Sunday or other day on which the relevant Sweep Bank or Sweep Banks are authorized to close.

                  "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Commitment Fee Percentage" shall mean on any date the applicable percentage set forth below based upon the Consolidated Leverage Ratio as set forth below:

Consolidated Leverage Ratio                           Commitment
                                                         Fee
Category 1                                               .125%
----------
Less than or equal to 2.0
Category 2                                               .175%
----------
Greater than 2.0 but less than or equal to 3.0
Category 3                                               .225%
----------
Greater than 3.0

Except as set forth below, the Consolidated Leverage Ratio utilized for purposes of determining the Commitment Fee Percentage shall be that in effect as of the last Financial Statement Date. Each change in the Commitment Fee Percentage resulting from a change in the Consolidated Leverage Ratio shall be effective with respect to all Europcenter Commitments outstanding on and after the date of such change.

                  "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income for such period, plus, to the extent deducted in computing such Consolidated Net Income and without duplication, (a) depreciation and amortization expense, (b) Consolidated Interest Expense, (c) income tax expense and (d) other non-cash charges, all as determined in accordance with GAAP consistently applied, minus any non-cash income, if any, attributable to equity investments in Persons other than the Subsidiaries of BTOPI.

                  "Consolidated Interest Expense" shall mean, for any period, the gross interest expense of BTOPI and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied.

                  "Consolidated Leverage Ratio" shall mean, on any date, the ratio of Consolidated Total Debt at such date to Consolidated EBITDA for the period of the four consecutive fiscal quarters most recently ended as of such date, adjusted on a pro forma basis to include the pre-acquisition results of any Material Acquisitions during such period and to exclude the pre-divestiture results of any Material Divestitures during such period.

                  "Consolidated Net Income" shall mean, for any period, the net income (or loss) of BTOPI and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP consistently applied.

                  "Consolidated Total Debt" shall mean, as of any date, all Debt of BTOPI and its Subsidiaries on such date, determined on a consolidated basis in accordance with GAAP consistently applied.

                  "Debt" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Debt secured thereby has been assumed, (g) all Guarantees by such Person of Debt of others, (h) all Capital Lease Obligations of such Person, and (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, letters of guaranty and bankers' acceptances. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor.

                  "Europcenter Commitment" means 70,000,000 Netherlands Guilders, as the same may be reduced from time to time pursuant to Section 5 hereof, or, as the context may require, the obligation of Europcenter to make Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "European Subsidiaries" means each subsidiary of BTOPI organized under the laws of a European country that has executed a signature page hereto and any other such subsidiary 99% of the issued and outstanding common voting shares or interests of which are beneficially owned, directly or indirectly, by BTOPI that may from time to time become a party to this Agreement by executing an additional signature page to this Agreement.

                  "European Subsidiaries Commitment" means 20,000,000 Netherlands Guilders, as the same may be reduced from time to time pursuant to
Section 5 hereof, or, as the context may require, the obligation of the European Subsidiaries to make Loans in an aggregate unpaid principal amount not exceeding such amount.

                  "Exchange Rate" shall mean, when converting any amount denominated in a currency other than Netherlands Guilders into Netherlands Guilders, the rate determined in good faith by Europcenter at the close of business in Brussels, Belgium, on the date as to which any determination thereof is to be made, as the spot rate at which such currency is offered for sale to Europcenter against delivery of Netherlands Guilders by Europcenter. If for any reason the Exchange Rate for any currency cannot be calculated as provided above, Europcenter shall calculate the Exchange Rate on such basis as it deems fair and equitable.

                  "Financial Statement Date" shall mean the 90th day following the end of the fourth fiscal quarter, and the 45th day following the end of each other fiscal quarter, in each fiscal year of BTOPI.

                  "GAAP" shall mean U.S. generally accepted accounting principles, applied on a consistent basis.

                  "Guarantee" of or by any Person (the "guarantor") shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Debt or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation, direct or indirect, of the guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation or to purchase (or to advance or supply funds for the purchase of) any security in order to effect the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Debt or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Debt or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

                  "Interest Payment Date" means the last Business Day of each calendar month of each year.

                  "Lien" means, with respect to any property or asset (or any income or profits therefrom) of any Person (in each case whether the same is consensual or nonconsensual or arises by agreement, operation of law, legal process or otherwise) (a) any mortgage, lien, pledge, attachment, levy or other security interest of any kind thereupon or in respect thereof or (b) any other arrangement, express or implied, under which the same is subordinated, transferred, sequestered or otherwise identified so as to subject the same to, or make the same available for, the payment or performance of any liability in priority to the payment of the ordinary, unsecured liabilities of such Person. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

                  "Margin" means 1%.

                  "Material Acquisitions" shall mean, for any four quarter period, operating units or entities acquired by BTOPI and its Subsidiaries during such period, other than those acquired for consideration not greater than $5,000,000 for any such operating unit or entity.

                  "Material Divestitures" shall mean, for any four quarter period, operating units or entities disposed of by BTOPI and its Subsidiaries during such period, other than those disposed of for consideration not greater than $5,000,000 for any such operating unit or entity.

                  "Maturity Date" means July 16, 1999.

                  "Netherlands Guilder Equivalent" means, with respect to any currency other than Netherlands Guilders, the amount of Netherlands Guilders into which such currency could be converted at the Exchange Rate.

"Netherlands   Guilders"   and  the  symbol  "NLG"  mean  lawful  money  of  The
Netherlands.

                  "Overdraft Rate" means as of any day, the rate per annum appearing for one calendar month interest periods as of 11:00 a.m. (local time at the office of Europcenter) on the first business day of the month during which such day occurs (i) with respect to any Loan in German Marks, on the FIBO page of the Reuter Screen, (ii) with respect to any Loan in British Pounds, on the LIBP page of the Reuter Screen, (iii) with respect to any Loan in Netherlands Guilders, on the AIBO page of the Reuter Screen, (iv) with respect to any Loan in Swedish Kronor, on the relevant page of the Reuter Screen and (v) with respect to any other currency, the rate per annum appearing on the relevant page of the Reuter Screen with respect to such currency. If two or more rates appear on the relevant page of the Reuter Screen, the Overdraft Rate shall be the arithmetic mean of such rates. If fewer than two rates appear, the Overdraft Rate shall be the rate that appears.

                  "Person" means any individual, sole proprietorship, corporation, partnership, trust, unincorporated organization, mutual company, joint stock company, estate, union, employee organization, government or any agency or political subdivision thereof.

                  "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which more than 50% of the voting power of the outstanding voting securities or interests is owned, directly or indirectly, by such Person and one or more other Subsidiaries of such Person.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the date hereof.



BT OFFICE PRODUCTS
        INTERNATIONAL, INC.                   2150 E. Lake Cook Road
                                              Buffalo Grove, Illinois 60089
                                              Attention: Mr. Frank Leonard
By: /s/ Francis J. Leonard                    Tel: 847-793-7550
---------------------------------             Fax: 847-808-8268
Name:   Francis J. Leonard
Title:  Vice President of Finance and
        Cheif Financial Officer


KNP BT EUROPCENTER N.V.                       Bodemstraat 11, bus 1
                                              3830 Wellen
                                              Belgium
By: /s/ Frans Maurissen                       Attention: Mr. Frans Maurissen
---------------------------------             Tel:  011 32 11 37 05 11
Name:   Frans Maurissen                       Fax:  011 32 11 37 60 44
Title:  Managing Director


KUIPERS CENTRUM VOOR
        KANTOOREFFICIENCY BV                  Burg. Roelenweg 13
                                              8021 EV Zwolle
                                              The Netherlands
By: /s/ Hans Riezebeek
---------------------------------
Name:   Hans Riezebeek                        P.O. Box 1196
Title:  Director of Finance                   8001 BD Zwolle
          and Administration                  The Netherlands
                                              Attention: Mr. Hans Riezebeek
                                              Tel:  011-31-38-429 19 11
                                              Fax:  011-31-38-421 98-08


VEENMAN OFFICE MANAGEMENT BV                  Lylantse Baan 11
                                              2908 LG Capelle a/d IJssel
                                              The Netherlands
By: /s/ T.J.M. van der Heyden
---------------------------------
Name:   T.J.M. van der Heyde                  P.O. Box 1302
Title:  Financial Controller                  3000 BH Rotterdam
                                              The Netherlands
                                              Attention: Mr. Hans van der Heyden
                                              Tel:  011-31-10-284 63 33
                                              Fax:  011-31-10-284 61 62


BT OFFICE PRODUCTS
        DEUTSCHLAND GMBH                      Schulze-Delitzsch Strasse 24-26
                                              70565 Stuttgart (Vaihungen)
                                              Germany
By: /s/ Hanno Heber
---------------------------------
Name:   Hanno Heber                           P.O. Box 800240
Title:  Manager-Finance                        70502 Stuttgart
                                              Germany
                                              Attention: Mr. Hanno Heber
                                              Tel: 011-49-711-78 62 00
                                              Fax: 011-49-711-786 22 11


BIERBRAUER + NAGEL GMBH & CO KG
                                              Schulze-Delitzsch Strasse 24-26
                                              70565 Stuttgart (Vaihungen)
By: /s/ Hanno Heber                           Germany
---------------------------------
Name:   Hanno Heber
Title:  Manager-Finance                       P.O. Box 800240
                                              70502 Stuttgart
                                              Germany
                                              Attention: Mr. Hanno Heber
                                              Tel:  011-49-711-78 62 00
                                              Fax:  011-49-711-78 62 11

BVZ BUROVERSORGUNGSZENTRUM                    Schulze-Delitzsch Strasse 24-26
                                              70565 Stuttgart (Vaihungen)
By: /s/ Hanno Heber                           Germany
---------------------------------
Name:   Hanno Heber
Title:  Manager-Finance                       P.O. Box 800240
                                              70502 Stuttgart
                                              Germany
                                              Attention: Mr. Hanno Heber
                                              Tel:  011-49-711-78 62 00
                                              Fax:  011-49-711-786 22 11


CLASSIC OFFICE PRODUCTS GMBH                  Weserstrasse 4
                                              60329 Frankfurt
                                              Germany
By: /s/ Hanno Heber
---------------------------------
Name:   Hanno Heber                           P.O. Box 160355
Title:  Manager-Finance                       60066 Frankfurt am Main
                                              Germany
                                              Attention: Mr. Hanno Heber
                                              Tel: 011-49-711-78 62 00
                                              Fax: 011-49-711-786 22 11


HARTMANN & CIE                                Weserstrasse 4
                                              60329 Frankfurt
                                              Germany
By: /s/ Hanno Heber
---------------------------------
Name:   Hanno Heber                           P.O. Box 160355
Title:  Manager-Finance                       60066 Frankfurt am Main
                                              Germany
                                              Attention: Mr. Hanno Heber
                                              Tel: 011-49-711-78 62 00
                                              Fax: 011-49-711-786 22 11



BT OFFICE PRODUCTS SWEDEN AB                  Karrgatam 4
                                              P.O. Box 1777
                                              501 17 Boras
By: /s/ Jan Hasselberg
---------------------------------             Swedem
Name:   Jan Hasselberg                        Attention: Mr. Jan Hasselberg
Title:  Finance and Administration            Tel:  011-46-33-17 17 00
                                              Fax:  011-46-33-13 32 34


BT OFFICE PRODUCTS EUROPE BV                  Hoogoorddreef 62
                                              1101 BE Amsterdam ZO
                                              The Netherlands
By: /s/ Peter van Alem
--------------------------------
Name:   Peter van Alem                        P.O. Box 22740
Title:  Chief Financial Officer               1100 DE Amsterdam ZO
                                              The Netherlands
                                              Attention: Mr. Peter van Alem
                                              Tel:  011-31-20-651 11 11
                                              Fax:  011-31-20-691 93 69


VEENMAN KANTOORMACHINES BV                    Lylantste Baan 11
                                              2908 LG Capelle a/d IJssel
                                              The Netherlands
By: /s/ Hans van der Heyden
--------------------------------
Name:   Hans van der Heyden                   P.O. Box 1302
Title:  Financial Controller                  3000 BH Rotterdam
                                              The Netherlands
                                              Attention: Mr. Hans van der Heyden
                                              Tel:  011-31-10-284 63 33
                                              Fax:  011-31-10-284 61 62


REPRO COPIERS NEDERLAND BV                    Savannahweg 1
                                              3542 AW Utrecht
                                              The Netherlands
By: /s/ Hans van der Heyden
---------------------------------
Name:   Hans van der Heyden                   P.O. Box 8600
Title:  Financial Controller                  3503 RP Utrecht
                                              The Netherlands
                                              Attention: Mr. Hans van der Heyden
                                              Tel:  011-31-10-284 63 33
                                              Fax:  011-31-10-284 61 62

BT OFFICE PRODUCTS EUROPE C.V.                    Hoogoorddreef 62
                                                  1101 BE Amsterdam ZO
                                                  The Netherlands
By: /s/ Peter van Alem
---------------------------------                 Attention:  Mr. Peter van Alem
Name:   Peter van Alem                            Tel: 011-31-20-651 11 1
Title:  Chief Financial Officer                   Fax: 011-31-20-691 93 69


BT OFFICE PRODUCTS NEDERLAND B.V.                 Hoogoorddreef 62
                                                  1101 BE Amsterdam ZO
                                                  The Netherlands
By: /s/ Peter van Alem
---------------------------------                 Attention:  Mr. Peter van Alem
Name:   Peter van Alem                            Tel: 011-31-20-651 11 11
Title:  Chief Financial Officer                   Fax: 011-31-20-691 93 69


UKBEL B.V.                                        Hoogoorddreef 62
                                                  1101 BE Amsterdam ZO
                                                  The Netherlands
By: /s/ Peter van Alem
---------------------------------                 Attention:  Mr. Peter van Alem
Name:   Peter van Alem                            Tel: 011-31-20-651 11 11
Title:  Chief Financial Officer                   Fax: 011-31-20-691 93 69


BAX BUROSYSTEME VERTRIEBSGESELLSCHAFT M.B.H.      P.O. Box 151
                                                  82213 Maisach b. Munchen
                                                  Germany
By: /s/ Hanno Heber
---------------------------------                 Attention:  Mr. Hanno Heber
Name:   Hanno Heber                               Tel:  011-49-711-78 62 00
Title:  Manager-Finance                           Fax:  011-49-711-786 22 11


NETT + WURTH GMBH                                 P.O. Box 1843
                                                  55388 Bingen
                                                  Germany
By: /s/ Hanno Heber
----------------------------------                Attention:  Mr. Hanno Heber
Name:   Hanno Heber                               Tel:  011-49-711-78 62 00
Title:  Manager-Finance                           Fax:  011-49-711-786 22 11



(AS TO SECTION 1 OF THIS AGREEMENT)
ACKNOWLEDGED AND AGREED TO:


KNP BT ANTILLIANA N.V.


By: /s/ Andre W.M. Zwetsloot
----------------------------------
Name:  Andre W.M. Zwetsloot
Title: Managing Director


KNP BT FINANCE (USA), INC.


By: /s/ Andre W.M. Zwetsloot
----------------------------------
Name:  Andre W.M. Zwetsloot
Title: President

                                   Exhibit A

                                 Existing Loans



Borrower                                                        Principal Amount
                                                                    and Currency
                                                                ----------------
The Netherlands
-----------------------------------
Kuipers Centrum voor                                              NLG 738,700.08
     Kantoorefficiency BV

Veenman Office Management BV                                      NLG 626,796.81

BT Office Products Europe BV                                      NLG 300,556.68

Germany
-----------------------------------
BT Office Products Deutschland GmbH                             DM 11,721,802.88

BVZ Buroversorgungszentrum                                         DM 112,266.43

Classic Office Products GmbH                                     DM 8,119,887.48

Hartmann & Cie                                                   DM 3,643,310.49


Sweden
-----------------------------------
BT Office Products Sweden AB                                    SEK 3,019,351.75
                                                                ----------------

TOTAL COUNTERVALUE IN NLG                                          28,967,022.68
(Based on the June 16, 1997 Exchange Rate of local currencies to NLG)

                                                                ----------------
TOTAL COUNTERVALUE IN USD                                          14,868,772.74
(Based on the June 16, 1997 Exchange Rate of 1 NLG = .5133 USD)

                                 Exhibit B

                       Existing Positive Balances



European Subsidiary



BT Office Products Europe C.V.

UK Bel B.V.

Veenman kantoormachines BV

Repro Copiers Nederland BV

bax Burosysteme Vertriebsgesellschaft mbH

Nett + Wurth GmbH